MODIFICATION AGREEMENT



         BY THIS MODIFICATION AGREEMENT (the "Agreement'), made and entered into as of the 15th day of May, 1997, WELLS FARGO BANK, N.A., as successor by merger to FIRST INTERSTATE BANK OF ARIZONA, N.A. (hereinafter called "Lender"), and KNIGHT TRANSPORTATION, INC., an Arizona corporation (hereinafter called "Company") and QUAD K LEASING, INC., an Arizona corporation (with the Company, the "Borrower"), a wholly owned subsidiary of the Company, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby confirm and agree as follows:

SECTION 1.  RECITALS.

         1.1 Borrower and Lender entered into a Loan Agreement dated April 1, 1996 (the "Loan Agreement"), which provided for, among other things, a revolving line of credit (the "RLC") in the amount of $15,000,000.00, evidenced by a Revolving Promissory Note dated April 1, 1996 executed by the Borrower (the "RLC Note"), all upon the terms and conditions contained therein. All undefined capitalized terms used herein shall have the meaning given them in the Loan Agreement. The Loan Agreement, the RLC Note and all other agreements, documents and instruments relating to the RLC are referred to as the Loan Documents.

         1.2 As of the date hereof, prior to the effect of the modifications contained herein, the outstanding principal balance of the RLC is $0.00.

         1.3 Borrower and Lender desire to modify the Loan Documents as set forth herein.

SECTION 2.  LOAN AGREEMENT.

         2.1 The following definitions in Section 2.1 of the Loan Agreement are hereby amended to read as follows:

         "LIBOR Rate" means:

                  (a) As to a LIBOR Rate RLC Advance, an interest rate per annum equal to sixty-two and one-half basis points (62.5 b.p.) in excess of the LIBOR Base Rate, rounded upward, if necessary, to the nearest 1/16 of 1%, or

                  (b) As to a LIBOR Rate Term Loan, an interest rate per annum equal to seventy-five basis points (75.0 b.p.) in excess of the LIBOR Base Rate, rounded upward, if necessary, to the 1/16 of 1%.

                                 Exhibit 10.4.1

         "RLC Commitment Amount" means $10,000,000.00.

         "RLC Maturity Date" means May 15, 1998.

         "RLC Unused Fee" means one-sixteenth of one percent (1/16%).

         2.2 The RLC Note is hereby amended to evidence the decreased loan amount from $15,000,000.00 to an amount equal to the RLC Commitment Amount as hereby amended.

SECTION 3.  OTHER MODIFICATIONS, RATIFICATIONS AND AGREEMENTS.

         3.1 All references to the Loan Agreement in the Loan Documents are hereby amended to refer to the Loan Agreement as hereby amended.

         3.2 Borrower  acknowledges  that the indebtedness  evidenced by the RLC
Note is just and owing, that the balance thereof is correctly shown in the records of Lender as of the date hereof, and Borrower agrees to pay the indebtedness evidenced by the RLC Note according to the terms thereof, as herein modified.

         3.3 Borrower hereby reaffirms to Lender each of the representations, warranties, covenants and agreements of Borrower set forth in the RLC Note and the Loan Agreement, with the same force and effect as if each were separately stated herein and made as of the date hereof.

         3.4 Borrower hereby ratifies, reaffirms, acknowledges, and agrees that the RLC Note and the Loan Agreement, represent valid, enforceable and collectible obligations of Borrower, and that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to any of these documents or instruments. In addition, Borrower hereby expressly waives, releases and absolutely and forever discharges Lender and its present and former shareholders, directors, officers, employees and agents, and their separate and respective heirs, personal representatives, successors and assigns, from any and all liabilities, claims, demands, damages, action and causes of action, whether known or unknown and whether contingent or matured, that Borrower may now have, or has had prior to the date hereof, or that may hereafter arise with respect to acts, omissions or events occurring prior to the date hereof and, without limiting the generality of the foregoing, from any and all liabilities, claims, demands, damages, actions and causes of action, known or unknown, contingent or matured, arising out of, or in any way connected with, the RLC. Borrower further acknowledges and represents that no event has occurred and no condition exists that, after notice or lapse of time, or both, would constitute a default under this Agreement, the RLC Note or the Loan Agreement.

         3.5 All terms, conditions and provisions of the RLC Note and the Loan Agreement are continued in full force and effect and shall remain unaffected and unchanged except as specifically amended  hereby.  The RLC Note and the Loan Agreement,  as amended  hereby,  are hereby ratified and reaffirmed by Borrower, and Borrower specifically acknowledges the validity and enforceability thereof.

SECTION 4.  GENERAL.

         4.1 This Agreement in no way acts as a release or relinquishment of those rights securing payment of the RLC. Such rights are hereby ratified, confirmed, renewed and extended by Borrower in all respects.

         4.2 The modifications contained herein shall not be binding upon Lender until Lender shall have received all of the following:

                  (a) An original of this Agreement fully executed by the Borrower.

                  (b) Such resolutions or authorizations and such other documents as Lender may require relating to the existence and good standing of the Borrower and the authority of any person executing this Agreement or other documents on behalf of the Borrower.

         4.3 Borrower shall execute and deliver such additional documents and do such other acts as Lender may reasonably require to fully implement the intent of this Agreement.

         4.4 Borrower shall pay all costs and expenses, including, but not limited to, reasonable attorneys' fees incurred by Lender in connection herewith, whether or not all of the conditions described in Paragraph 4.2 above are satisfied. Lender, at its option, but without any obligation to do so, may advance funds to pay any such costs and expenses that are the obligation of the Borrower, and all such funds advanced shall bear interest at the highest rate provided in the RLC Note and shall be due and payable upon demand.

         4.5 Notwithstanding anything to the contrary contained herein or in any other instrument executed by Borrower or Lender, or in any other action or conduct undertaken by Borrower or Lender on or before the date hereof, the agreements, covenants and provisions contained herein shall constitute the only evidence of Lender's consent to modify the terms and provisions of the Loan Agreement. Accordingly, no express or implied consent to any further modifications involving any of the matters set forth in this Agreement or otherwise shall be inferred or implied by Lender's execution of this Agreement. Further, Lender's execution of this Agreement shall not constitute a waiver (either express or implied) of the requirement that any further modification of the RLC or of the RLC Note or the Loan Agreement, shall require the express written approval of Lender; no such approval (either express or implied) has been given as of the date hereof.

         4.6 Time is hereby declared to be of the essence hereof of the RLC, of the RLC Note and of the Loan Agreement, and Lender requires, and Borrower agrees to, strict performance of each and every covenant, condition, provision and agreement hereof, of the RLC Note and the Loan Agreement.

         4.7 This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns.

         4.8 This Agreement is made for the sole protection and benefit of the parties hereto, and no other person or entity shall have any right of action hereon.

         4.9 This Agreement shall be governed by and construed according to the laws of the State of Arizona.

         IN WITNESS WHEREOF, these presents are executed as of the date indicated above.

                                        KNIGHT TRANSPORTATION, INC., an
                                        Arizona corporation



                                        By:       /s/  Randy Knight
                                           -------------------------------------
                                        Name:  Randy Knight
                                             -----------------------------------
                                        Its:       Chairman
                                            ------------------------------------


                                        QUAD-K LEASING, INC,, an Arizona
                                        corporation



                                        By:        /s/ Kevin P. Knight
                                           -------------------------------------
                                        Name:   Kevin P. Knight
                                             -----------------------------------
                                        Its:   President
                                            ------------------------------------

                                                                        BORROWER
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
                                        WELLS FARGO BANK,  N.A., as successor by
                                        merger  to  FIRST   INTERSTATE  BANK  OF
                                        ARIZONA, N.A.



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Its:
                                            ------------------------------------

                                                                          LENDER
                                       -5-